JANUARY 2024



American Battery Technology Company

www.americanbatterytechnologycompany.com

FORWARD-LOOKING STATEMENT

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company) management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated.

Potential risks and uncertainties include, among others, interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all.

Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2022. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

3 INDEPENDENT CHALLENGES TO NORTH AMERICAN BATTERY SUPPLY CHAIN



① Security of Supply

<1%

OF GLOBAL BATTERY MATERIALS PRODUCED BY USA

Less than 1% of the global manufacturing capacity of each of the primary battery metals (lithium, nickel, cobalt, and manganese) is currently within the U.S.

② Cost of Supply

$

COST OF BATTERY MINERALS HAS SOARED ALONGSIDE SUPPLY SCARCITY

The cost of manufacturing and importing these battery metals has grown rapidly over recent years as demand has grown at a far faster pace than new supply can enter the market.

③ Environmental Impact of Supply

MANY CONVENTIONAL RECYCLING AND MINING PRACTICES ARE HARMFUL TO THE ENVIRONMENT

The mining and recycling of these battery metals through conventional techniques can result in the emission of large amounts of greenhouse gases, criteria pollutants, and contaminated water and soil.

TEAM FOUNDED IN BATTERY MANUFACTURING FUNDAMENTALS

- Founders of ABTC were previously founding members of Tesla Gigafactory Design team, that designed, constructed, commissioned, and operated first battery gigafactory in world
- Experienced first-hand the challenges of not being able to source domestic supply of battery metals or to have batteries recycled responsibly domestically
- The fundamental understanding of each first principles physics-based design of each manufacturing unit operation allowed team to work in reverse order and develop strategic battery recycling demanufacturing and chemical extraction operations

Tesla's Reno, Nevada Gigafactory; one of the largest battery factories in the world.





ABTC CEO/CTO Ryan Melsert, former Tesla engineer and founding member of Tesla's Gigafactory Design Team, explains fundamentals of battery manufacturing processes during Gigafactory Grand Opening in July 2016.

THE SOLUTION: CIRCULAR AND DOMESTIC BATTERY MATERIALS SUPPLY CHAIN

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

1. A robust and **cost-competitive battery recycling** industry can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

2. However, recycling alone cannot meet growing demand and **domestic manufacturing of primary battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

3. In addition to manufacturing primary battery metals, **domestic mineral resources need to be developed** in order to supply the primary feed for these facilities


End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
1
Lithium-Ion Battery Recycling
2
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
3
Mineral Resource Development

EXPERIENCED MANAGEMENT TEAM

Executive Team



Ryan Melsert
CEO, CTO, and Director



Andrés Meza
Chief Operating Officer



Jesse Deutsch
Chief Financial Officer



Scott Jolcover
Chief Mineral Resource Officer

Independent Directors



Julie Blunden



Rick Fezell



Beth Lowery



Sherif Marakby

OUR UNIQUE VALUE PROPOSITION


Commercial Battery Recycling Facility

Lithium-Ion Battery Recycling

- » Internally Developed Lithium-Ion Battery Recycling Technology
- » Capacity of 20,000 MT input / year

Dual Sources of Potential Offtake Supply



In-House R&D

Leveraging new technologies for both primary and secondary battery materials


Tonopah Flats Lithium Project

Mineral Resource and Refinery

- » Lithium Resource of 21 MT LHM
- » First-of-Kind Extraction Technology from Claystone
- » Located in Mining Jurisdiction of Nevada

KEY INVESTMENT HIGHLIGHTS

In-House Recycling Technology

Proprietary Demanufacturing and Recovery Technology at Battery Recycling Plant

US Sourced X2

Dual Source of U.S.-Produced Lithium to Meet Explosive Market Growth Demand for Batteries Metals with Synergistic, De-risked Business Model

Accelerated Growth and Government Funding

Strong Government Support and 4 Current U.S. DOE Grants for Funding and Validation to Accelerate Growth

In-House Claystone LiOH Technology

First-of-Kind, In-House Technology Enabling High-Volume, Low-Cost Lithium Extraction from Claystone

Large-Scale US Lithium Project

Large-Scale U.S. Lithium Project with resource containing 21 million tons lithium hydroxide monohydrate (LHM)

Strategic Partnerships

Strategic Partnership and Support from Global Chemical Corporations (BASF, DuPont) and U.S. Automotive OEMs

ABTC'S STRATEGIC FOCUS

	Focus	Target Top Line Priorities
Recycling	» Close the loop to establish circular economy	› Phase 1: Ramp commercial capacity › Phase 2: Commissioned and complete › Co-Location market-paced w/target of 1 per
Lithium Resource & Refining	» Fill the loop with low-cost and low environmental impact lithium from ABTC claystone resource leveraging competitive advantaged technology	Advance towards commercialization: › NEPA Permitting process › Further define the resource (M&I, P&P, PFS, DFS) › Construct Phase 1 extraction facility with EPC Black & Veatch
Growth	» Expand strategic relationships with circular economy partners » Provide funding for growth » Enhance shareholder value	› Expand and grow strategic relationships, incl. BASF › Cultivate additional partnerships for offtake/feedstock › Explore additional U.S. DOE support (loans, grants) › Funding for next facilities

OUR INTEGRATED BATTERY RECYCLING PROCESS


Phase 1 – Complete
Phase 2
Battery Packs/Modules
Battery Cells
Electrode Powders/Slurries
Automated DeManufacturing
Structural Materials
Dissection
Separation/ Sorting
Inline Water Treatment
Solids Removal
Plastics, Steel, Copper, Aluminum
Black Mass
Selective Leaching
Selective Impurity Removal
Selective Transition Metal Recovery
Selective LiOH Recovery
Inline Water Treatment
Solids Removal
Nickel Sulfate
Cobalt Sulfate
Manganese Sulfate
Lithium Hydroxide
Feedstock Materials
Product Streams
Impurity Removal

ABTC & BASF: Corporate Partnership for North American Battery Supply Chain

In 2019, BASF, one of the largest cathode manufacturers in North America, hosted a global competition to identify the most promising lithium-ion battery recycling technologies in the world. The winner to receive:

» Entry into BASF accelerator program, hosted by Greentown Labs, one of the largest clean technology business incubators in the world

» Cash grant and support funds, unlimited access to the BASF wet chemistry development laboratory

» Dedicated contacts within BASF (Cathode R&D, Cathode Manufacturing, Battery Metals Procurement, M&A)

Among ~100 applicants, ABTC was selected as <u>sole</u> winner of Battery Recycling Circularity Challenge

BASF
We create chemistry

Greentown Labs

Stanley Black & Decker

Greentown Labs, Sommerville, MA





ABTC & US Automakers: Demonstrating Domestic Closed-Loop Supply Chain

"The overall objective is to challenge the existing recycling business model and innovate towards a value driven, self-sustaining model for large format lithium-ion batteries."

- ABTC and BASF received a **$2M grant award** from the US Advanced Battery Consortium (Stellantis, Ford, GM, US DOE) to demonstrate a closed loop domestic battery supply chain
- **Full size automotive batteries recycled**, individual metals recovered and purified, and specifications of battery grade metals validated by partners
- **High-energy density CAM synthesized** from recycled metals, and performance of recycled-metal sourced CAM validated by partners
- **Full size multi-layer automotive battery cells manufactured** from recycled-metal sourced CAM, and performance tested and validated by partners


GM
Ford
C4V
Charging Ahead!
BASF
End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
ABTC
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development

ABTC & BASF: NORTH AMERICAN CORPORATE PARTNERSHIP

Domestic Closed-Loop Supply Chain Partnership

- » BASF and its customers deliver waste and end-of-life materials to ABTC
- » ABTC recycles battery materials, and delivers recycled metal products to BASF and its suppliers
- » BASF manufactures new active cathode materials from recycled metals
- » Recycle-metal sourced active cathode material sold back to BASF customers in true closed-loop fashion

Partnership commenced in July 2023



From left to right: Thomas Holcombe, Head of BASF NORA; Michael Burdick, Business Manager of Battery Recycling Materials at BASF; Ryan Melsert, CEO of ABTC.



electrek

GREEN ENERGY LITHIUM-ION BATTERY EV BATTERIES LI-ION BATTERIES BATTERY RECYCLING

In a US first, new EV battery cells will be made with recycled metals

Michelle Lewis | Sep 11 2023 - 10:24 am PT | 9 Comments

ABTC and BASF enter into Strategic Partnership Agreement to create one of the first closed loop battery material supply chains within North America

COMMERCIAL-SCALE BATTERY RECYCLING OPERATION



ABTC Commercial Recycling Facility

- Commercial-scale battery recycling facility (138K sq ft) that is expected to process over 20,000 MT/year of battery materials, located near Reno, NV
- Commenced operations October 2023

Technological Advantages

	ABTC	*Conventional Methods*	
	De-Manufacturing & Hydromet.	Shredding and Hydromet.	Pyromet. & Smelting
Specific Capex	LOW	HIGH	HIGH
Specific OpEx	LOW	HIGH	MED
Recovery Rate	> 90%	> 90%	> 50%
Lithium Recovery Rate	Lithium Hydroxide recovered from each section	LOW	NONE

COMMERCIAL SCALE BATTERY RECYCLING OPERATION

Beyond baseline recycling design, ABTC developing next-generation technologies to further increase recovery of non-conventional components, reduce energy consumption, and reduce operating costs



Bipartisan Infrastructure Law: Electric Drive Vehicle Battery Recycling and Second Life Applications

U.S. DEPARTMENT OF ENERGY

NEVADA

ABTC

Battery Recycling and Technology Process Selections

PROJECT NAME: Advanced Separation and Processing Technologies for Enhanced Product Recovery and Improved Water Utilization, Cost Reduction, and Environmental Impact of an Integrated Lithium-Ion Battery Recycling System

APPLICANT: American Battery Technology Company (Reno, NV)

Federal Cost Share: $9,999,378

Recipient Cost Share: $10,000,622

Supply Chain Segment: Recycling

Project Description:
American Battery Technology Company (ABTC) and its partners will validate, test, and deploy at pre-commercial scale three disruptive advanced separation and processing technologies to its existing lithium-ion battery recycling facility to further enhance economic competitiveness, reduce environmental impact, and re-integrate an even greater percentage of the constituent components to the domestic battery manufacturing market. ABTC will work in partnership with Novonix Group, University of Nevada, Reno (UNR), University of Utah (U of U), North Carolina State University (NCSU), National Renewable Energy Laboratory (NREL), Argonne National Laboratory (ANL), and Idaho National Laboratory (INL), and with downstream material validation and offtake by Doinee Material, Novonix Group, and IM3NY.

ABTC has developed and is constructing an integrated pre-commercial scale recycling facility that will operate with many of these baseline technologies, however it has also developed several enhanced separation and processing techniques that will allow for the recovery of additional products and further reduction of energy and water consumption and life cycle greenhouse gas emissions. Through this proposed project, ABTC and its partners will validate and optimize each of these advanced technologies at the bench scale, then manufacture qualification batches of these products for evaluation and testing by downstream partners, followed by the scale-up of these advanced systems for integration into ABTC's existing pre-commercial scale lithium-ion battery recycling facility.

American Battery Technology Company is currently building a battery recycling facility located in Fernley, Nevada. The initial plant capacity will be able to process 20,000 metric tons per year of end-of-life batteries and battery manufacturing waste, scaling up to 100,000 metric tons per year. ABTC's Lithium-Ion Battery Recycling Pilot Plant will be an entirely new construction consisting of three functional building areas totaling approximately 100,000 square feet of floor space with 60,000 square feet dedicated production space.

ABTC recently won grant from US DOE for [$20M project](#) to support development and commercialization of three next-generation battery recycling enhancements

"I've been a steadfast advocate for Nevada's booming clean-energy industry, including our cutting-edge companies engaged in manufacturing and recycling batteries," said **U.S. Senator Catherine Cortez Masto (NV)**. "I'm pleased that these grants from the Bipartisan Infrastructure Law I supported continue to come to the Silver State to support our innovative businesses and create jobs."

TONOPAH FLATS LITHIUM PROJECT

ABTC has 517 unpatented lode mining claims covering approximately 10,340 acres of unique claystone deposits located near Tonopah, Nevada (supportive mining town)


OREGON
IDAHO
Asset
City
Road
Airport
Winnemucca
Reno
Battery Recycling Plant
NEVADA
CALIFORNIA
Tonopah
UTAH
Tonopah Flats
Lithium Project
Tonopah
Las Vegas
ARIZONA

ABTC January 2024, Update M&I Resource Report

"RESPEC concludes that the ABTC Tonopah Flats lithium project is one of the largest known lithium projects in the US."

Total Ktons	Ave. ppm LI	LI KTons	LHM KTons
6,091,000	574	3,500	21,150


Tonopah Flats Lithium Project
Lithium Concentrations
Li > 300 ppm
Li > 500 ppm
Li > 1,000 ppm

TONOPAH FLATS LITHIUM PROJECT

American Battery Technology
Tonopah Flats Lithium Project
Resource Classification


N
Tonopah Flats Claim Outline
US Hwy 6 - US Hwy 95
Drill Hole Location
Resource Classification
Measured
Indicated
Inferred
ABTC
Resource Classification
Tonopah Flats Lithium Project

Through exploration, ABTC has **increased the size of the ore body by 17% over the last 12 months** and the territory to the South, Southwest and at depth remains unexplored, allowing for further expansion potential.

Classification	Total kTons	Average ppm Li	Li kTons	LHM kTons
Measured	721,000	702	510	3,060
Indicated	2,439,000	565	1,380	8,340
Measured + Indicated	3,160,000	596	1,890	11,400
Inferred	2,931,000	550	1,610	9,750
Total	**6,091,000**	**574**	**3,500**	**21,150**

Sedimentary Claystone: Internally Developed LiOH Manufacturing

$4.5M Grant for DOE Critical Materials Innovations

Project Initiated October 1, 2021

Field Demonstration of Selective Leaching, Targeted Purification, and Electro-Chemical Production of Battery Grade Lithium Hydroxide Precursor from Domestic Claystone Resources

» Globally today, nearly all lithium products are manufactured from conventional hard rock or brine resources

» For the US to be competitive, new domestic unconventional resources need to be developed

» ABTC has developed its own set of internal technologies for the extraction and manufacturing of battery grade lithium hydroxide specifically from Nevada-based claystone resources


ABTC

Inspecting claystone materials collected from ABTC's Tonopah Flats Lithium Project in Nevada

DUPONT

Sedimentary Claystone: Internally Developed LiOH Manufacturing

U.S. DOE Grant: Integrated multi-ton per day continuous pilot plant

Year 1

Bench Scale Optimizations
~ 1,000 kilograms



Year 2

Pilot Scale Integrated Operations
~ 200 Metric Tonnes







LITHIUM HYDROXIDE PILOT PLANT - 2024

Overview of process

- Tonopah Flats Lithium Project Claystone
- Beneficiation
- Selective Leaching
- Purification
- Hydroxide Conversion
- Crystallization
- Filtration/Drying


ABTC LIOH Pilot Plant Under Construction

Battery Grade Lithium Hydroxide

TONOPAH FLATS INITIAL ASSESSMENT

Project is a long life, low-cost domestic source with highly attractive financials

30K MT/yr LHM
Production capacity of phase 1 only

$4.4 billion
NPV @10% discount at $31K/tonne LHM sold, IRR of 65.8%

$782 million
Phase 1 refinery + mining capex

400 years
Mine life at 30K tpy LHM

$4,636 / tonne
Operating cost per LHM tonne recovered and sold

3 x Capacity
Phase 1 is 1/3 potential annual capacity

Average Annual EBITDA
(over 50-year mine life)


$0.5B
$0.8B
$1.2B
$18K LCE, $21K LHM
$27K LCE, $31K LHM
$36K LCE, $41K LHM

FIRST-OF-KIND, IN-HOUSE TECHNOLOGY VALIDATION AND INVESTMENTS


THE WHITE HOUSE
WASHINGTON
>> The President: Well, we're happy you're doing it and happy for your innovation. Thank you.
WHITEHOUSE.GOV
ABTC
>> Mr. Melsert: And again, like I said, we're happy that you and the country are taking this risk with us.
WHITEHOUSE.GOV

In October 2022, ABTC was **selected for award by DOE for $115M project** to construct commercial scale Lithium Hydroxide refinery

Bipartisan Infrastructure Law:

Battery Materials Processing and Battery Manufacturing

U.S. DEPARTMENT OF ENERGY

Commercialization

PROJECT NAME: Large-Scale Demonstration of Domestic Manufacturing of Low-Cost and Low-Environmental Impact Battery-Grade Lithium Hydroxide from Unconventional Domestic Sedimentary Resources

APPLICANT: American Battery Technology Company

Federal Cost Share: $57,744,831

Recipient Cost Share: $57,744,831

Supply Chain Segment: Materials Separation & Processing (Cathode Minerals)


Raw Materials Extraction
01
Materials Separation & Processing
02
Component Manufacturing
03
04
Cell & Pack Manufacturing
05
Applications
06
Recycling

Project Description:
American Battery Technology Company (ABTC) and partners will build, and operate a commercial-scale facility to demonstrate its novel process for manufacturing battery cathode grade lithium hydroxide (LiOH) from unconventional Nevada-based lithium-bearing sedimentary resources. Through this demonstration, the domestic-U.S. lithium resource base can be expanded and create a more resilient U.S. battery manufacturing supply chain. ABTC has secured over 10,000 acres of these lithium-bearing sedimentary resources near Tonopah, NV, and its project team has been performing work under an existing grant award from the U.S. Department of Energy's Advanced Manufacturing Office (AMO) to demonstrate this process in an integrated multi-ton per day field demonstration system. With the support of this Bipartisan Infrastructure Law grant award, a 5,000 MT (metric tonnes) LiOH/year commercial processing plant will be constructed and operated at this resource site, with the capacity of the facility to subsequently be expanded to 30,000 MT LiOH/year.

FIRST-OF-KIND, IN-HOUSE TECHNOLOGY VALIDATION AND INVESTMENTS

FOUR U.S. DOE GRANT AWARDS

$2 M
October 2021

ABTC selected for a $2 million project from the United States Advanced Battery Consortium to support the recycling of battery packs and extraction of battery metals, with USABC cost share of $500 thousand.

$4.5 M
October 2021

ABTC selected for a $4.5 million project from the U.S. DOE for the demonstration of battery-grade lithium hydroxide precursor production from domestic claystone resources, with federal cost share of $2.27 million.

$115 M
October 2022

ABTC selected for a $115 million project from the U.S. DOE to construct a commercial-scale Lithium Hydroxide refinery, with a federal cost share of $57 million.

$20 M
November 2022

ABTC selected for a $20 million project from the U.S. DOE to scale, optimize, and commercialize three next generation techniques to even further enhance performance of recycling train, with federal cost share of $10 million.

+Seven strategic and industry project partners

COMPETITIVE LANDSCAPE

ABTC's unique technological strengths in both direct mineral extraction and advanced recycling technologies provides a strong foothold in this burgeoning industry

	Recycling				North American Lithium Mining		
	Redwood Materials	Li-Cycle	Ascend Elements	ABTC	Lithium Americas	Piedmont Lithium	Standard Lithium
Description	Recycling and refining lithium-ion batteries to produce anode and cathode battery components for domestic battery cell manufacturers	Recycling battery manufacturing scrap and lithium-ion batteries to produce black mass and battery metals	Processing lithium-ion batteries through hydro process recycling and direct recycling to produce cathode active materials	Recycling batteries through unique demanufacturing process and developing lithium hydroxide refinery in Nevada to access claystone deposits	Developing projects to produce lithium carbonate from brine and clay	Developing projects globally to produce lithium hydroxide from spodumene ore	Developing projects for domestic production of lithium chemicals from brine
Select Partnerships	Toyota, Ford, Volvo, VW, Lyft, Panasonic	Glencore, KION, VinES, LG Chem, LG Energy Solution	Honda, Jaguar, Land Rover	USABC, DOE, BASF, DuPont, Stanley Black & Decker, Greentown Labs	GM, Ganfeng Lithium	AMCI, Tesla, LG Chem	Koch Industries Inc, Lanxess
Recent Financing History	**Aug 2023:** $1bn Series D led by Goldman Sachs, Capricorn and T. Rowe Price **Jul 2022:** conditional commitment for $2bn DOE loan **Aug 2021:** $700mm Series C led by T. Rowe Price	**Dec 2023:** Engages Moelis to evaluate funding **Jun 2022:** $200mm equity investment and strategic partnership with Glencore **May 2022:** $50mm equity investment from LG Energy Solution and LG Chem	**Sep 2023:** $542mm Series D led by QIA and Decarbonization Partners **Dec 2022:** $100mm term loan from Avenue Capital **Oct 2022:** $480mm grant from DOE	**Oct 2023:** Uplisting to NASDAQ **Apr 2023:** up to $50mm convertible note financing **Nov 2022:** $20mm DOE project grant **Oct 2022:** $115mm DOE project grant **Apr 2021:** $15mm PIPE	**Oct 2023** Lithium Americas separation **Jan 2023:** $650mm equity investment and joint venture with General Motors **Nov 2021:** $225mm convertible notes offering **Jan 2021:** ~$400mm public equity offering	**Feb 2023:** ~$75mm equity investment from LG Chem	**Nov 2021:** $100mm equity investment from Koch

Source: Pitchbook, FactSet; Market data as of 1/24/2024. Rounded to nearest $10mm.

LISTING ON NASDAQ EXCHANGE

A Year in Review

ABTC listed its shares and began trading on Nasdaq on September 21, 2023. The listing of its shares on this exchange represents a long-term strategic move for the company, allowing it to expand its reach in the capital markets and support the company's next phases of growth as it works to address the immense shortfall of low-cost and low-environmental impact domestically manufactured battery critical materials.


LIVE
Nasdaq MarketSite
ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY
Nasdaq
ABAT
NasdaqListed

On Thursday, October 19, 2023, in celebration of listing on Nasdaq exchange, members and guests of the ABTC team rang the Nasdaq opening bell.

KEY COMPANY MILESTONES

A Year in Review

- Facility for first commercial scale lithium-ion battery recycling operations
- Selected for US DOE grant for advanced battery recycling technologies
- Executed pre-payment agreement for recycled products
- Strategic Partnership Agreement with BASF
- Started Operations - Battery Recycling Facility
- Listed on Nasdaq Exchange (Corporate)

- Selected for US DOE grant for construction of commercial scale LiOH refinery
- Published Tonopah Flats Maiden Resource Report
- Completed LiOH pilot plant design – US DOE approval
- Executed of 3rd exploration drill program at Tonopah Flats

KEY COMPANY MILESTONES

The Year Ahead

- Execution of Strategic Partnership Agreement with BASF
- Implementation of Battery Recycling hydrometallurgy processing train
- Site selection for partner co-located, commercial-scale battery recycling facility

- Publication of Tonopah Flats PEA - *Completed*
- Updated Tonopah Flats Resource Report – *Completed*
- Commissioning and operations of LiOH pilot plant
- Execution of long-term offtake agreement for Tonopah Flats LiOH
- Performing 4th Tonopah Flats drill program
- Publication of Tonopah Flats PFS
- Permitting and construction of Tonopah Flats commercial LiOH refinery

QUESTIONS



info@batterymetals.com
www.americanbatterytechnology.com